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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  PASSAVE, INC.
             (Exact name of Registrant as specified in Its Charter)


                DELAWARE                                 94-3388783
(State of Incorporation or Organization)    (IRS Employer Identification Number)

                         2900 LAKESIDE DRIVE, SUITE 229
                          SANTA CLARA, CALIFORNIA 95054
           (Address of Principal Executive Offices including Zip Code)




Securities to be registered pursuant to Section 12(b) of the Act:


        Title Of Each Class                    Name Of Each Exchange On Which
         To Be Registered                      Each Class Is To Be Registered

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If this form relates to the registration of a class of securities pursuant to
Section 12 (b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. |_|

If this form relates to the registration of a class of securities pursuant to
Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number
to which this form relates: 333-127830 (if applicable)
                            ----------

Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, PAR VALUE $0.0001 PER SHARE

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                                (Title of Class)

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                                (Title of Class)

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                             INFORMATION REQUIRED IN
                             REGISTRATION STATEMENT

ITEM 1.      DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  A description of the common stock, par value $0.0001 per share, of Passave, Inc. (the "Registrant") is set forth under the caption "Description of Capital Stock" in the preliminary prospectus included in the registration statement on Form S-1 (File No. 333-127830) filed by the Registrant with the Securities and Exchange Commission on August 24, 2005, as amended from time to time (the "Registration Statement"), which is incorporated herein by reference. The final prospectus will be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended and, upon filing, shall be deemed incorporated by reference herein.

ITEM 2.      EXHIBITS.

                  The following exhibits to this registration statement have been filed as exhibits to the Registration Statement and are incorporated herein by reference:

         No.      Description
         ---      -----------

         1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement)

         2 Certificate of Correction of the Registrant (incorporated by reference to Exhibit 3.2 of the Registration Statement)

         3 Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant dated as of August 23, 2005 (incorporated by reference to Exhibit 3.3 to the Registration Statement)

         4 Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant dated as of October 20, 2005 (incorporated by reference to Exhibit 3.4 to the Registration Statement)

         5 Amended and Restated Certificate of Incorporation of the Registrant to be effective upon completion of the Registrant's initial public offering (incorporated by reference to Exhibit
                  3.5 to the Registration Statement)

         6        Bylaws of the Registrant (incorporated by reference to Exhibit
                  3.6 to the Registration Statement)

         7 Certificate of Amendment of Bylaws of the Registrant (incorporated by reference to Exhibit 3.7 to the Registration Statement)

         8 Amended and Restated Bylaws of the Registrant to be effective upon completion of the Registrant's initial public offering (incorporated by reference to Exhibit 3.8 to the Registration Statement)

         9 Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement)

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

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

         Date:   October __, 2005           PASSAVE, INC.

                                            By:    /s/ Victor Vaisleib
                                                   --------------------
                                            Name:  Victor Vaisleib
                                            Title: Chief Executive Officer
                                                   (Principal Executive Officer)


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